UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2024
Date of Report (Date of Earliest Event Reported)

Panbela Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39468	88-2805017
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, Panbela Therapeutics, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Agreement”), dated October 22, 2024, with Nant Capital, LLC (the “Investor”). Pursuant to the Agreement, the Company (i) issued an interest-bearing Senior Convertible Promissory Tranche A Note (the “Tranche A Note”), dated October 22, 2024, for the principal sum of $2,850,000, and (ii) agreed to issue, on or before November 15, 2024, an interest-bearing Senior Convertible Promissory Tranche B Note (the “Tranche B Note,” and, together with the Tranche A Note, the “Notes”) for the principal sum of $9,150,000, in each case in exchange for a cash purchase price by the Investor to the Company equal to the same principal amounts. On November 15, 2024, the Company issued the Tranche B Note for the principal sum of $9,150,000 to the Investor on substantially similar terms as the Tranche A Note, which was previously disclosed on a Current Report on Form 8-K filed by the Company on October 28, 2024 (the "Prior 8-K"). The terms of the Agreement and the Notes described in the Prior 8-K are incorporated by reference in this Item 1.01.

As previously disclosed in the Prior 8-K, the proceeds from the sale of the Notes will be used for the Company’s general corporate purposes and to repay certain existing indebtedness.

The foregoing description of the Tranche B Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Tranche B Note, which is filed as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The Notes were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as securities issued pursuant to a private placement.

Neither of the Notes issued in the transactions contemplated herein have been registered under the Securities Act or applicable state securities laws and none may be offered or sold in the United States absent registration under the Securities Act, or an exemption from such registration requirements.

Item 5.01.	Changes in Control of Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. No shares of the Company’s common stock have been issued pursuant to the terms of the Notes.

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements,” including within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “believe,” “can,” “design,” “expect,” “focus,” “intend,” “may,” “plan,” “positioned,” “potential,” “will” and “would.” All statements other than statements of historical fact are statements that should be deemed forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially and adversely from the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) our ability to obtain additional capital on acceptable terms or at all, required to implement our business plan; (ii) our lack of diversification and the corresponding risk of an investment in our Company and the corresponding risk of potential deterioration of our financial condition and results due to failure to diversify; (iii) our ability to obtain and maintain our listing on a national securities exchange; (iv) results, progress and success of our randomized Phase Ia/Ib and Phase II/III clinical trials; (v) our ability to demonstrate the safety and effectiveness of our product candidates: ivospemin ( SBP-101 ), Flynpovi, and eflornithine (CPP-1X); (vi) potential delays or risks to the success of our randomized Phase II/III clinical trial resulting from a termination in our relationship with our CRO; (vii) our ability to obtain regulatory approvals for our product candidates, SBP-101, Flynpovi and CPP-1X in the United States, the European Union or other international markets; (viii) the market acceptance and level of future sales of our product candidates, SBP-101, Flynpovi and CPP-1X; (ix) the cost and delays in product development that may result from changes in regulatory oversight applicable to our product candidates, SBP-101, Flynpovi and CPP-1X ; (x) the rate of progress in establishing reimbursement arrangements with third-party payors; (xi) the effect of competing technological and market developments; (xii) the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims; and (xiii) such other factors as discussed in Part I, Item 1A under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, any additional risks presented in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Any forward-looking statement made by us in this report is based on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement or reasons why actual results would differ from those anticipated in any such forward-looking statement, whether written or oral, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
10.1	Senior Convertible Promissory Tranche B Note issued to Nant Capital, LLC, dated November 15, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Panbela Therapeutics, Inc.

Date: November 18, 2024	By:	/s/ Susan Horvath
Susan Horvath
Chief Financial Officer